UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Two World Financial Center, Building B,
New York, N.Y. 10281
Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B,
New York, N.Y. 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 28, 2013

Date of reporting period:	August 31, 2012

ITEM 1. REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

October 26, 2012

To Our Shareholders:

We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2012.

The Net Asset Value per share (“NAV”) of the Fund on August 31, 2012 was $8.25, representing a decrease of 6.8% during the six months ended August 31, 2012.  The closing New York Stock Exchange (“NYSE”) market price of the Fund on August 31, 2012 was $7.14, representing a discount of 13.5% to the NAV.  The net assets of the Fund totaled $233,840,387 on August 31, 2012.

The Russell/Nomura Small Cap Index, the Fund’s benchmark (“Benchmark”), decreased by 4.9% in United States (“U.S.”) dollar terms during the period.  During the period, the Fund underperformed the Benchmark by 1.9%.  The Tokyo Price Index (the “TOPIX”), consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 9.4% and the Nikkei Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, decreased 5.8% in U.S. dollar terms during the period.  The Japanese yen (“Yen”) appreciated by 3.5% against the U.S. dollar during the period.

For the quarter ended August 31, 2012, the Benchmark increased by 2.4%, the TOPIX increased by 1.7%, and the Nikkei increased by 3.4% in U.S. dollar terms.  The NAV of the Fund decreased by 1.0% and underperformed the Benchmark by 3.4%.  The Fund’s share price decreased by 1.0% during the quarter.  The Japanese yen (“Yen”) did not fluctuate from the U.S. dollar during the quarter.

The Portfolio

Equity holdings represented 99.3% of the Fund’s net assets at August 31, 2012.  The Fund held 81 portfolio companies, of which 71 were TSE First Section stocks, one was a TSE Second Section stock, two were JASDAQ stocks and seven were other smaller capitalization stocks, comprising 86.5%, 0.4%, 2.8%, and 9.6%, respectively, of net assets on August 31, 2012.

Performance

Stock attribution analysis shows that some holdings such as Park24 Co., Ltd. in the Services sector, Otsuka Corporation in the Information and Software sector, and Arcs Company, Limited in the Retail sector, made positive contributions to the relative performance.  Meanwhile, some holdings such as Nippon Chemi-Con Corporation in the Electronics sector, Toyo Tanso Co., Ltd. in the Miscellaneous Manufacturing sector, and THK Co., Ltd. in the Machinery and Machine Tools sector, detracted from the relative performance during the review period.

Market Review

The Benchmark decreased by 8.2% in local currency terms for the six months ended August 31, 2012.  The Benchmark outperformed the broad Japanese equity market, measured by the TOPIX, which fell by 12.5% during the period.  Amid a steep correction across the broad Japanese stock market, there was less selling pressure on small cap stocks compared with the overall Japanese market.  The performance of small cap companies is greatly dependent upon domestic demand which limited their stock price corrections compared with larger companies, which are more vulnerable to overseas market concerns and the continued appreciation of the Yen.

In March 2012, the Japanese equity market extended its rally due to more stable external economic conditions.  Stock prices rallied amid widespread optimism about the prospects for the U.S. economy and the Yen’s depreciation.  The economic data released at the beginning of March prompted encouraging remarks from the Federal Reserve chairman.  The U.S. dollar greatly strengthened, in particular against the Yen, as a result of investor expectations for a reduced likelihood of further monetary easing.  The prospect of a robust earnings recovery helped by the Yen’s depreciation was the main reason for the market rebound.  Japanese economic indicators revealed a moderate recovery in output and external demand.

Outlook and Strategy

Global economic prospects appear uncertain for the near term.  It will likely take months, perhaps several quarters, before market participants can regain confidence in a global economic recovery.  Judging from recent figures, global macroeconomic conditions remain fragile and monetary or fiscal support measures will remain necessary to restore these economies back to a sustainable growth track.  Decisions by policy makers will therefore be a major consideration and should have a significant impact on market sentiment, often generating volatility across the global markets.

Overall, the global economic prospects have not noticeably changed over the past month.  The U.S. economy appears to be stuck in a holding pattern given that no final decisions can be made on important fiscal issues, such as the expiration of temporary tax exemptions and spending cuts, until after the presidential election in November.  Europe also continues to face the same difficulties given the fiscal problems facing Italy and Spain largely overshadowing the more acute crisis in Greece.  The movement of large countries from the Euro to settle the issue is not an option.  Consequently, the market is waiting for the Euro member countries to enter into political agreements which will contain the credit crisis and limit further economic damage.  Meanwhile, weakening demand in these fiscally overstretched countries is gradually starting to have an impact on wider growth prospects in the European Union, including the French and German economies.

The Chinese economy has not seen an economic recovery.  Even though monetary easing measures and fiscal spending plans are in place, their effects will not be felt immediately.  There should be signs of a recovery in the Chinese economy toward the end of this year.  Nevertheless, massive excess production capacity in many Chinese industries, which expanded even after the global financial crisis in 2008, remains.  This could weigh on output prices and could also limit the effectiveness of expansionary government policy.

Under current global conditions, the Japanese corporate sector could face weaker overseas demand while the Yen’s exchange rates against other major currencies remain at elevated levels.  Domestic demand has recovered since last year, but there are no known catalysts that could drive growth further.  Recent earnings reports reflected these headwinds along with the especially challenging business environment for manufacturing industries, in which many companies have missed their consensus estimates for the quarter.  However, the earnings results seemed to have been priced this in since the P/E ratios appear to reflect little change from the month before.  While a market price to book ratio of 0.75 (Russell/Nomura Small Cap Index) suggests a medium-term recovery in the share price along with improvements in currently depressed profitability, the current and forward price-earnings ratios of 12.1 for fiscal year 2012 suggest that the Japan equity market is trading within its fair value range.

In terms of the portfolio strategy, the Fund has maintained overweight positions in manufacturing and IT service providers.  Bolstered by inventory build-up, production momentum among Japanese manufacturers could hit a near-term peak in the first half and plateau thereafter during the second half of this fiscal year.  In the near term, this strong production output should lead to signs of corporate earnings recoveries for the manufacturing sectors.  The Fund is also taking overweight positions in the Information & Software and Services sectors, which include web service providers and system integrators.  These companies offer growth potential from future technology developments and innovative services.

The Fund aims to select stocks that offer unique strengths and growth factors amid a backdrop of ongoing global economic concerns.  In general, many such stocks tend to trade at premium valuations.  Accordingly, the Fund will monitor that the overall portfolio valuation is kept reasonably low given the Fund’s investment in these growth stocks.

Given that the global economic recovery is only progressing at a moderate pace and the currency exchange rate is still prone to volatility, the Fund will not aggressively alter its current portfolio strategy.

We appreciate your continuing support of your Fund.

Sincerely,

Masashi Terachi President

DISCLOSURES

Sources:  Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.

The NAV price is adjusted for reinvestment of income dividends and capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends and capital gain distributions.  The Fund’s performance does not represent sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  It should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Japanese Yen/U.S. Dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged.  You cannot invest directly into an index. The Russell/Nomura Small CapTM Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total MarketTM Index.  It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total MarketTM Index.  Currently, there are 1,400 securities in the Russell/Nomura Small CapTM Index.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the web-site of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC0330.

FUND CERTIFICATION

In November 2011, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.  The Internet web address is www.nomura.com.  We invite you to view the Internet website.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—AUGUST 31, 2012
(Unaudited)

KEY STATISTICS
Net Assets	$233,840,387
Net Asset Value per Share	$8.25
Closing NYSE Market Price	$7.14
Percentage Change in Net Asset Value per Share*†	(6.8%)
Percentage Change in NYSE Market Price*†	(8.8%)

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small CapTM Index	(8.2%)	(4.9%)
TOPIX	(12.5%)	(9.4%)
Nikkei Average	(9.1%)	(5.8%)

*From March 1, 2012 through August 31, 2012. †Reflects the percentage change in share price.

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	86.5%
TSE Second Section Stocks	0.4
JASDAQ Stocks	2.8
Other Smaller Capitalization Stocks	9.6
Foreign Currency	0.6
Total Investments	99.9
Other Assets Less Liabilities, Net	0.1
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Electronics	15.7	Banks and Finance	3.2
Services	15.1	Wholesale	3.1
Information and Software	9.7	Transportation	2.5
Chemicals and Pharmaceuticals	8.6	Restaurants	2.0
Retail	8.3	Real Estate and Warehouse	1.6
Miscellaneous Manfacturing	8.0	Utilities	1.4
Machinery and Machine Tools	7.8	Food Manufacturing	0.9
Automotive Equipment and Parts	5.6	Construction and Engineering	0.7
Iron and Steel	5.1

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
Security	Market Value	% of Net Assets
Rakuten, Inc.	$7,080,713	3.0
Arcs Company, Limited	6,584,001	2.8
Disco Corporation	6,267,254	2.7
Message Co., Ltd.	6,140,203	2.6
Otsuka Corporation	6,035,242	2.6
Daiseki Co., Ltd.	5,722,973	2.4
Adeka Corporation	5,408,908	2.3
Musashi Seimitsu Industry Co., Ltd.	5,353,617	2.3
Yamato Kogyo Co., Ltd.	5,287,181	2.3
Rohto Pharmaceutical Co., Ltd.	5,217,391	2.2

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2012

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
JAPANESE EQUITY SECURITIES

Automotive Equipment and Parts
Musashi Seimitsu Industry Co., Ltd.	285,800	$6,375,009	$5,353,617	2.3
Ball joints, camshafts, and gears
Press Kogyo Co Ltd	459,000	2,112,458	1,828,614	0.8
Chassis frames, axles, and suspensions
Tachi-S Co., Ltd.	140,200	2,630,647	2,642,343	1.1
Child transformation seats, seat components, and rotating units
Taiho Kogyo Co., Ltd.	153,400	1,168,874	1,586,593	0.7
Metal forgings
Tokai Rika Co., Ltd.	116,100	2,052,162	1,733,013	0.7
Electronic parts
Total Automotive Equipment and Parts		14,339,150	13,144,180	5.6

Banks and Finance
The Aichi Bank, Ltd.	9,500	657,623	508,874	0.2
General banking services
Fuyo General Lease Co., Ltd.	175,200	4,987,603	5,091,684	2.2
Machinery leasing
The Keiyo Bank, Ltd.	134,000	671,710	609,130	0.3
General banking services
The Mie Bank, Ltd.	552,000	2,296,870	1,226,432	0.5
General banking services
Total Banks and Finance		8,613,806	7,436,120	3.2

Chemicals and Pharmaceuticals
Adeka Corporation	689,900	6,625,819	5,408,908	2.3
Resin products
Central Glass Co., Ltd.	1,235,000	5,488,200	4,037,030	1.7
Glass and Chemicals
Daiso Co., Ltd.	228,000	646,148	611,377	0.3
Caustic soda
Koatsu Gas Kogyo Co., Ltd.	259,000	1,484,286	1,580,821	0.7
High-pressured gases and chemicals
Rohto Pharmaceutical Co., Ltd.	360,000	4,054,178	5,217,391	2.2
Pharmaceuticals manufacturer
Sakai Chemical Industry Co., Ltd.	601,000	2,155,463	1,688,310	0.7
Titanium oxide, polyvinyl chloride stabilizers, and pharmaceuticals

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2012

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Sekisui Plastics Co., Ltd	353,000	$1,474,904	$901,488	0.4
Plastic products
Shikoku Chemicals Corporation	133,000	780,603	799,885	0.3
Fine, organic, and inorganic chemicals
Total Chemicals and Pharmaceuticals.		22,709,601	20,245,210	8.6

Construction and Engineering
Takasago Thermal Engineering Co., Ltd.	215,500	1,760,230	1,664,783	0.7
Air-conditioning facilities
Total Construction and Engineering		1,760,230	1,664,783	0.7

Electronics
Alpine Electronics, Inc.	465,800	5,915,700	4,502,466	1.9
Car audio and navigation systems
Dia-ichi Seiko Co., Ltd.	123,100	3,364,001	1,894,088	0.8
Connectors, electrical parts sensors, and air ventilators
Fuji Machine Mfg. Co., Ltd.	268,700	4,484,588	3,650,601	1.6
Automated assembly machines
Fujitsu General Limited	290,000	1,631,740	2,477,303	1.1
Air conditioners
Funai Electric Co., Ltd.	165,900	3,929,352	2,171,327	0.9
Audio-visual equipment
Hitachi Kokusai Electric Inc.	267,000	2,249,862	1,711,473	0.7
Wireless communication equipment
Japan Digital Laboratory Co., Ltd.	124,700	1,422,909	1,337,522	0.6
Computers for accounting and financial use
MegaChips Corporation	105,200	1,548,907	1,975,984	0.9
Large-Scale-Integration circuits
Mimasu Semiconductor Industry Co., Ltd.	246,100	2,378,586	1,876,035	0.8
Silicon and gallium
Nippon Chemi-Con Corporation	1,517,000	7,358,515	2,924,944	1.3
Electronic components and circuit products
Panasonic Industrial Devices SUNX Co., Ltd.	244,600	1,182,816	1,096,273	0.5
Sensing and control equipment
Sato Corporation	279,700	3,367,206	4,228,625	1.8
Automation recognition systems
Shinko Electric Industries Co., Ltd.	280,200	1,935,320	1,835,441	0.8
Semiconductor packages
Siix Corporation	304,400	4,077,769	4,085,097	1.7
Video, audio, and office equipment

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2012

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Tomen Devices Corporation	31,900	$696,077	$776,370	0.3
Semiconductors
Total Electronics		45,543,348	36,543,549	15.7

Food Manufacturing
Warabeya Nichiyo Co., Ltd.	114,900	1,408,008	1,996,794	0.9
Prepared boxed lunches
Total Food Manufacturing		1,408,008	1,996,794	0.9

Information and Software
DTS Corporation	281,900	3,517,583	3,747,148	1.6
Information technology services
Kadokawa Group Holdings, Inc.	151,700	4,968,754	4,160,781	1.8
Publishing, movie/visual, and internet-related businesses
Otsuka Corporation	68,500	4,643,856	6,035,242	2.6
Computer information system developer
SKY Perfect JSAT Holdings Inc.	7,550	3,363,149	3,374,194	1.4
Broadcasting and data transmission
Square Enix Holdings Co., Ltd.	267,400	5,091,616	4,479,714	1.9
Entertainment software
Toei Company Ltd.	176,000	915,733	847,245	0.4
Movies, television programs, and video software
Total Information and Software		22,500,691	22,644,324	9.7

Iron and Steel
Hanwa Co., Ltd.	1,292,000	5,231,636	4,355,334	1.9
Steel imports/exports
Neturen Co., Ltd.	332,900	2,750,577	2,104,137	0.9
Induction hardening equipment
Yamato Kogyo Co., Ltd.	176,800	4,801,894	5,287,181	2.3
Structural steel products and railway track accessories
Total Iron and Steel		12,784,107	11,746,652	5.1

Machinery and Machine Tools
Asahi Diamond Industrial Co., Ltd.	339,400	4,740,190	3,731,385	1.6
Instruments and machines for diamond objects
Disco Corporation	126,500	7,444,249	6,267,254	2.7
Precision cutting, grinding, and polishing machines
Star Micronics Co., Ltd.	342,100	3,350,326	3,324,243	1.4
Small-sized precision components and equipments

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2012

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

THK Co., Ltd.	248,500	$5,888,163	$3,877,508	1.7
Linear motion systems
Trusco Nakayama Corporation	48,900	736,442	901,636	0.4
Industrial machinery
Total Machinery and Machine Tools		22,159,370	18,102,026	7.8

Miscellaneous Manufacturing
Asahi Intecc Co., Ltd	122,900	3,043,124	3,791,437	1.6
Medical tools
Hogy Medical Co., Ltd.	102,400	4,520,607	5,073,255	2.2
Medical supply products
Mitsui Mining & Smelting Co., Ltd.	337,000	1,065,088	675,592	0.3
Non-ferrous metals
Nihon Kohden Corporation	101,900	2,637,569	3,453,267	1.5
Medical equipment
Nichiha Corporation	47,500	533,732	561,036	0.2
Armoring materials
Toyo Tanso Co., Ltd.	147,400	6,364,454	3,724,760	1.6
Carbon and graphite
Toyobo Co., Ltd.	1,380,000	1,811,574	1,480,176	0.6
Fiber and textile products
Total Miscellaneous Manufacturing		19,976,148	18,759,523	8.0

Real Estate and Warehouse
Daibiru Corporation	437,900	3,900,301	2,862,859	1.2
Leases office buildings, apartments and hotels
Nihon Eslead Corporation	103,000	884,039	828,577	0.4
Condominiums
Total Real Estate and Warehouse		4,784,340	3,691,436	1.6

Restaurants
Kura Corporation	150,300	2,097,797	2,157,150	0.9
Sushi
Saint Marc Holdings Co., Ltd.	69,000	2,659,319	2,554,185	1.1
Restaurants and cafes
Total Restaurants		4,757,116	4,711,335	2.0

Retail
Arcs Company, Limited	283,000	4,996,863	6,584,001	2.8
Supermarkets and discount stores
Asahi Co., Ltd.	2,630,313	2,497,606	1.1
Bicycles, parts and accessories

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2012

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Felissimo Corporation	56,100	$1,121,041	$746,424	0.3
Catalog shopping
Heiwado Co., Ltd.	212,000	2,662,853	3,202,401	1.4
Supermarkets
Ministop Co., Ltd.	49,000	631,089	816,510	0.3
Convenience stores
Start Today Co Ltd.	109,200	2,051,384	1,586,792	0.7
Internet shopping sites
Xebio Co., Ltd.	187,900	4,162,839	3,956,421	1.7
Sporting goods
Total Retail		18,256,382	19,390,155	8.3

Services
Daiseki Co., Ltd.	350,700	6,684,713	5,722,973	2.4
Waste disposal
Message Co., Ltd.	1,781	5,674,827	6,140,203	2.6
Nursing facilities
NEC Networks & System Integration Corporation	170,900	2,075,308	3,009,272	1.3
Communication systems
Nihon M&A Center Inc.	75,800	2,287,654	2,110,960	0.9
Provides merger and acquisition brokerage services
Park24 Co., Ltd.	312,700	3,476,818	5,154,769	2.2
Parking garages
Rakuten, Inc.	733,500	6,987,182	7,080,713	3.0
Manages consumer websites
Resorttrust, Inc.	226,900	3,379,074	4,264,787	1.8
Timeshare resort hotels
Toppan Forms Co., Ltd.	230,500	1,857,345	2,122,078	0.9
Printing company
Total Services		32,422,921	35,605,755	15.1

Transportation
Kintetsu World Express Inc.	137,100	3,860,869	4,271,519	1.8
Distribution services
Senko Co., Ltd.	373,000	1,217,374	1,586,018	0.7
Trucking and warehousing
Total Transportation		5,078,243	5,857,537	2.5

Utilities
The Okinawa Electric Power Company, Incorporated	101,400	4,497,035	3,283,540	1.4
Thermal power
Total Utilities		4,497,035	3,283,540	1.4

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2012

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Wholesale
Inabata & Co., Ltd.	293,200	$1,844,552	$1,920,598	0.8
Sells chemicals and other products
Mitsui Matsushima Co., Ltd.	2,597,000	5,069,443	3,548,222	1.5
Coal
Paltac Corporation	84,600	975,867	1,202,321	0.5
Daily necessities
Sinanen Co., Ltd.	190,000	823,110	807,891	0.3
Wholesale of energy
Total Wholesale		8,712,972	7,479,032	3.1
TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES		$250,303,468	$232,301,951	99.3

INVESTMENTS IN FOREIGN CURRENCY
Japanese Yen
Non-interest bearing account		1,390,120	1,396,610	0.6
TOTAL INVESTMENTS IN FOREIGN CURRENCY		1,390,120	1,396,610	0.6
TOTAL INVESTMENTS		$251,693,588	$233,698,561	99.9
OTHER ASSETS LESS LIABILITIES, NET			141,826	0.1
NET ASSETS			$233,840,387	100.0

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2012.

Japanese Yen   JPY   ¥ 78.315 = $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2012

(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$250,303,468)	$232,301,951
Investments in foreign currency, at market value (cost—$1,390,120)	1,396,610
Receivable for investments sold	445,029
Receivable for dividends and interest, net of withholding taxes	293,041
Cash and cash equivalents	142,181
Prepaid expenses	31,637
Total Assets	234,610,449
LIABILITIES:
Payable for investments purchased	481,341
Accrued management fees	188,045
Accrued directors’ fees and expenses	16,286
Other accrued expenses	84,390
Total Liabilities	770,062
NET ASSETS:
Capital stock (par value of 28,333,893 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Accumulated net realized loss on investments and foreign currency transactions	(38,582,193)
Net unrealized depreciation on investments and foreign currency transactions	(17,992,267)
Accumulated undistributed net investment income	1,526,241
Net Assets	$233,840,387
Net asset value per share	$8.25

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2012

(Unaudited)

INCOME:
Dividend income (less $186,278 withholding taxes)	$2,474,835
Interestincome	18
Total Income		$2,474,853

EXPENSES:
Management fees	1,145,801
Custodian fees	85,032
Legal fees	55,648
Auditing and tax reporting fees	45,356
Directors’ fees and expenses	40,296
Shareholder reports	5,024
Registration fees	12,512
Annual meeting expenses	3,168
Transfer agency fees	2,864
Miscellaneous	1,416
Total Expenses		1,407,117
INVESTMENT INCOME—NET		1,067,736

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		7,077,318
Net realized gain on foreign currency transactions		92,757
Net realized gain on investments and foreign currency transactions		7,170,075
Net change in unrealized appreciation on foreign currency transactions and translation		6,512,843
Net change in unrealized depreciation on investments		(31,642,539)
Net realized and unrealized loss on investments and foreign currency transactions and translation		(17,959,621)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(16,891,885)

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended August 31, 2012 (Unaudited)	For the Year Ended February 29, 2012
FROM INVESTMENT ACTIVITIES:
Net investment income	$1,067,736	$1,495,000
Net realized gain on investments	7,077,318	4,887,905
Net realized gain on foreign currency transactions	92,757	155,838
Net change in unrealized depreciation on investments and foreign currency transactions and translation	(25,129,696)	(14,193,268)
Decrease in net assets derived from investment activities	(16,891,885)	(7,654,525)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0 and $0.0355 per share, respectively)	0	(1,005,853)
Decrease in net assets derived from distributions to shareholders	0	(1,005,853)

FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares issued to shareholders on rights offering	0	51,181,727
Increase in net assets derived from capital share transactions	0	51,181,727

NET ASSETS:
Beginning of period	250,732,272	208,210,923
End of year (including accumulated undistributed net investment income of $1,526,241 and $458,505, respectively)	$233,840,387	$250,732,272

See  notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

August 31, 2012 (Unaudited)

1.  Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company.  The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21,1990.

In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price.  Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price.  Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in Japanese Yen (“Yen”) are recorded in the Fund’s records at the current prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values on August 31, 2012.  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2012.  Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U. S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date and interest income is recorded

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

on the accrual basis.  Realized gains and losses on the sale of investments are calculated on a first in first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—”temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times.  Collateral is provided in the form of cash, which will be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended February 29, 2012 and the semi-annual period ended August 31, 2012, the Fund did not earn fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (effective 1/1/04 to 12/31/12) and on interest at a rate of 15% and such withholding taxes are reflected as a reduction of the related revenue.  There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  As of and during the six months ended August 31, 2012, the Fund did not have any liabilities for any uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the six months, the Fund did not incur any interest or penalties.

(e) Capital Account Reclassification — For the year ended February 29, 2012, the Fund’s accumulated net investment income was increased by $229,909 and the accumulated net realized loss was decreased by $229,909.  These differences were primarily due to the result of the reclassification of foreign currency gains and the tax treatment of passive foreign investment companies.

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States.  In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers.  Future economic and political developments as well as the trouble in the nuclear power plant related to the Great East Japan Earthquake in Japan could adversely affect the value of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the statement of asset and liabilities.

2.  Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund, for which it is compensated by the Manager, not the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, .90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, .80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, .70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, .60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and .50% of the Fund’s average weekly net assets in excess of $425 million.  Under the management agreement, the Fund incurred fees to the Manager of $1,145,801 for the six months ended August 31, 2012.  Under the investment advisory agreement, the Manager informed the Fund that the Investment Adviser earned fees of $512,093 for the six months ended August 31, 2012 from the Manager, not the Fund.  At August 31, 2012, the fee payable to the Manager, by the Fund, was $188,045.

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2012.  As revised effective January 1, 2010, the Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings.  The Chairman of the Board, who is not affiliated with the Manager, is paid an additional annual fee of $5,000.  The Chairman of the Audit Committee, presently Mr. Chemidlin, receives an additional annual fee of $1,000 for attendance at any meeting of the Audit Committee held.  Such fees and expenses for unaffiliated Directors aggregated $40,296 for the six months ended August 31, 2012.

3.  Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended August 31, 2012 were $40,185,811 and $38,727,848, respectively.

4.  Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) (“ASU 2011-04”).  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy:  quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  The adoption of ASU 2011-04 by the Fund did not have a material impact on the financial statements.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2012.

Level	Investments in Securities	Other Financial Instruments
Level 1
Equity Securities*	$232,301,951	-0-
Foreign Currency	1,396,610	-0-
Level 2	-0-	-0-
Level 3	-0-	-0-
Total	$233,698,561	$-0-

*	Please refer to the Schedule of Investments for breakdown of the valuation by industry type.

During the six months ended August 31, 2012, there were no transfers between Level 1 and Level 2.

During the six months ended August 31, 2012, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

5.  Rights Offering

The Fund issued to its shareholders of record as of the close of business on June 23, 2011 transferable rights to subscribe for up to an aggregate of 7,091,723 shares of common stock of the Fund at a rate of one share of common stock for three rights held (“Primary Subscription”).  During July 2011, the Fund issued a total of 7,091,723 shares of common stock on exercise of such rights at the subscription price of $7.60 per share, compared to a net asset value per share of $9.88 and a market value per share of $8.45.  A sales load of 3.75% was included in the subscription price.  Offering costs of $732,014 and the sales load were charged directly against the proceeds of the rights offering.  As a result of the rights offering, there was a dilutive effect on the net asset value per share of the Fund in the amount of $0.47 per share.

6.  Recent Accounting Pronouncement

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.  They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received.  In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS.  ASU 2011-11 requires entities to:  disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement.  ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.  At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

	For the Six Months Ended August 31, 2012	For the Year Ended
		February 29,	February 28,			February 29,
	(Unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.85	$9.80	$8.44	$6.49	$9.46	$11.80
Net investment income (loss)@	0.04	0.06	0.03	0.02	0.04	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.64)	(0.50)	1.41	1.99	(2.90)	(2.33)
Total from investment operations	(0.60)	(0.44)	1.44	2.01	(2.86)	(2.34)
Distributions from net investment income	—	(0.04)	(0.08)	(0.06)	(0.11)	—
Fund Share Transactions
Dilutive effect of Rights Offering*	—	(0.47)	—	—	—	—
Net asset value, end of period	$8.25	$8.85	$9.80	$8.44	$6.49	$9.46
Market value, end of period	$7.14	$7.83	$9.58	$8.13	$5.79	$8.97
Total investment return†	(8.8%)	(17.9%)	18.9%	41.5%	(34.4%)	(30.9%)
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000)	$233,840	$250,732	$208,211	$179,381	$137,860	$200,924
Operating expenses	1.15%**	1.34%	1.44%	1.46%	1.42%	1.31%
Net investment income (loss)	0.87%**	0.67%	0.38%	0.23%	0.52%	(0.08%)
Portfolio turnover	16%	66%	57%	66%	76%	51%

@ Based on average shares outstanding.
* Decrease is due to the Rights Offering.
†Based on market value per share, adjusted for reinvestment of income dividends and long-term capital gain distributions, and capital share transactions.  Total return does not reflect sales commissions.
** Annualized

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested, directors (the “Independent Directors”).  The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year.  On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period.  The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 16, 2012.  In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 2, 2012, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, (iii) advisory fees charged by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager and the Investment Adviser.  The Independent Directors sought and received additional information from the Investment Adviser.  The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors taken into account by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on August 16, 2012, the Board, including the Independent Directors, did not identify any single factor as determinative.  Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements.  The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser.  These services included both investment advisory services and related services such as the compliance oversight provided by the Manager.  Based on its review of all of the services provided by the Manager and the Investment Adviser, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

Investment performance.  The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended.  In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Japanese securities.  At the request of the Independent Directors, the Manager also provided supplemental information relating to performance, expense ratios, and fees of U.S. investment companies investing in equity se-

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements—Continued

curities of Asian and other non-U.S. issuers.  In connection with their review of investment performance, the Independent Directors recognized that the portfolio of the Fund had been restructured substantially during the last fiscal year.  They observed that performance of the Fund over time lagged and could be improved.  In response to a request by the Independent Directors, the Investment Adviser and the Manager provided an analysis of the reasons for the Fund’s relative underperformance over the past five-year period.  The Manager and the Investment Adviser noted the relatively positive effect of the recent concentration of the Fund’s investments in a reduced number of smaller capitalization issuers.  The Manager and the Investment Adviser agreed that they would continue to review the impact of the more concentrated portfolio on the Fund’s performance and discuss their findings with the Independent Directors.  Moreover, in response to a question by the Independent Directors, the Manager provided an overview of the key personnel for the Fund and related back-up plans.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds.  The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration.  The Manager and its affiliates also act as advisers to additional investment companies registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these companies.  The Board also considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective.  The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.

The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisors.  The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager, which presented information regarding methodologies used to allocate express in considering the profitability of the Agreements to the Manager and the Investment advisor.

After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreement to the Manager and the Investment Adviser support the continuance of the Agreements.

Economies of scale.  The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders.  The Board noted that the management agreement contains six separate breakpoints in the management fee for net assets above $50 million, with the last breakpoint applicable to net assets in excess of $425 million.  The Fund had net assets of approximately $237 million at August 16, 2012 (the date the Agreements were most recently considered).

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2013.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
E. Han Kim
Chor Weng Tan
Masashi Terachi

OFFICERS
Masashi Terachi, President
Kenneth L. Munt, Vice President
Hiromichi Aoki, Vice President
Rita Chopra-Brathwaite, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Robert Kleinman, Treasurer
Amy J. Marose, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin llp
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young, LLP, and accordingly, they express no opinion thereon.

JAPAN

Smaller Capitalization

Fund, Inc.

SEMI-ANNUAL REPORT

AUGUST 31, 2012

ITEM 2.  CODE OF ETHICS

 Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

3

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

 Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant's investments in securities of unaffiliated issuers as of  8/31/12 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

(b)	Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

4

ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By:  /s/ Masashi Terachi
Masashi Terachi, President
(Principal Executive Officer)

Date:  November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Robert Kleinman
Robert Kleinman, Treasurer
(Principal Financial Officer)

Date:  November 5, 2012

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